UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-09134

Manor Investment Funds, Inc.
(Exact name of registrant as specified in charter)

15 Chester Commons
Malvern, PA 19355
(Address of principal executive offices)

Daniel A. Morris
15 Chester Commons
Malvern, PA 19355
(Name and address of agent for service)

Registrant's telephone number, including area code: (610) 722-0900

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5, to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940. The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.

Item 1. Schedule of Investments

Manor
Investment Funds, Inc.

4th Quarter Report
December 31, 2005
(Unaudited)

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900      800-787-3334
www.manorfunds.com

Managed by:
Morris Capital Advisors, Inc.

Manor Investment Funds, Inc.
15 Chester Commons
Malvern, PA  19355

                                                                                                                                                                                                                December 31, 2005

Dear Fellow Shareholders:

                I am pleased to report that assets in the Funds continue to grow on the strength of shareholder contributions and strong investment performance.  I am also pleased to report that our Funds continue to gain recognition from fund rating services and investors for our performance and disciplined investment process.  We are looking forward to an exciting year.

Investing Is A Lot Like An Ice Hockey Game

                The National Hockey League is back in action after a year-long suspension of play while the owners and players resolved their differences.  Ice hockey ranks at the bottom of the major sports as measured by spectators, but it enjoys especially strong support from those who have played the game.  This support may be based on the appreciation by those former players of just how hard it is to play.  In addition, new rule changes have brought back the old time hockey that many of us loved to play and watch.

                Ice hockey demands that players have great athletic skills, stamina, strength, speed, and determination.  The average person will readily concede that ice skating is difficult enough, but skating with a stick in your hand changes everything.  Skating with a stick in your hand, at high speed, with skill and finesse, while trying to avoid opposing players trying to run you over, takes that difficulty to a whole new level.  In addition, skating is so exhausting that even the most superbly conditioned athletes can only play for about two minutes per shift.

                But old time hockey has other aspects of the game that go beyond skating, skills. and finesse.  To be successful as a player and a team you had to be willing to go into the corners to dig out the puck.  Some of the toughest battles occur up against the boards trying to gain control to set up a teammate for a scoring opportunity.  These battles in the corners and in front of the net often leave players battered and bloody, but they are essential to win in the long run.

                Investing is a lot like an ice hockey game.  Investors need skill, stamina, and discipline, but they also need to be willing to go into the corners sometimes.  Successful investing is not without risk, so investors must manage their risk exposure within a reasonable tolerance rather that avoiding it altogether.  You will get battered and bloody sometimes, but in the end it is the only option if you want to be successful.

The Manor Fund

                The Manor Fund rose 4.20%, net of all fees and expenses, during the quarter ending December 31, 2005, outperforming the S&P 500 index (2.08%) but less than comparable mutual funds as measured by the Lipper Large-Cap Core mutual fund index (5.32%).  The Fund also outperformed the S&P 500 and the Lipper Large-Cap Core mutual fund index for the trailing 1-year, 3-year and 5-year periods ending December 31, 2005, with returns of 10.64%, 18.22%, and 1.98%, compared to the S&P 500 (4.89%, 14.37%, and 0.56%), and the Lipper mutual fund index (5.72%, 12.62%, and (0.38%)).  During the 4th quarter of 2005 the Fund was helped by gains in Jabil Circuit, Alcan, Endo Pharmaceuticals, Freddie Mac, and Nucor.

                Jabil Circuit, a manufacturer of computer components, rose on stronger earnings and a rebound in the information technology sector.  Alcan rose on strong earnings supported by rising aluminum prices.  Endo Phrmaceuticals, a recent addition to the Fund, rose after reporting strong earnings.  Freddie Mac rebounded as investors anticipated the end of interest rate hikes by the Fed.  Nucor, a mini-mill steel producer, rose on strong demand and the strength in steel prices.

                Notable laggards during the 4th quarter include Corning, Johnson & Johnson, Occidental Petroleum, and Devon Energy.  Corning was a strong performer earlier in the year and pulled back towards year-end.  The decline in Johnson & Johnson was due, in part, to its buyout offer for Guidant.  The offer created uncertainty after Guidant announced product recalls.  JNJ eventually reduced the buyout price, and will probably avoid the deal entirely after Boston Scientific submitted a higher bid.  I expect that JNJ will benefit by walking away from the bidding process.  Occidental Petroleum and Devon Energy both declined, in conjunction with the entire energy sector after a strong run-up earlier in the year.  Many  investors took profits in these stocks in anticipation of a slowdown of the rise in energy prices.

                During the quarter we sold Pfizer, S&P Barra Value ishares and a portion of our holdings in Shurgard Storage and reinvested the proceeds in Colgate Palmolive, Corning, and Endo Pharmaceuticals.  Pfizer seems to be struggling with generic competition, so we replaced it with Endo Pharmaceuticals, a company the we believe has better growth prospects.  Colgate Palmolive provides us with a solid company in the Consumer Staples sector, while Corning has improved prospects in glass components for large screen TVs.

The Growth Fund

                The Growth Fund rose 3.30%, net of all fees and expenses,  during the quarter ending December 31, 2005, outperforming the S&P 500 index (2.08%) and comparable mutual funds as measured by the Lipper Large-Cap Growth mutual fund index (2.31%).  The Fund also outperformed the S&P 500 and the Lipper Large-Cap Growth mutual fund index for each of the trailing 1-year, 3-year, and 5-year periods ending December 31, 2005, with returns for the Fund of 9.21%, 16.74%, and 3.39%, compared to the S&P 500 (4.89%, 14.37%, 0.56%), and the Lipper mutual fund index (7.58%, 13.63%, and (4.29%)).  The Fund was helped by gains in Express Scripts, Etrade Financial, Fedex Corp., Ace Limited, and Golden West Financial.

                Express Scripts, a pharmacy benefits manager, rose on strong earnings due to its ability to execute well in this very difficult industry.  Etrade Financial continued its strong performance from the previous quarter.  Fedex Corp. rose on investor expectations of a strong holiday online shopping season.  Ace Limited rebounded on an increase in casualty insurance premiums after the recent hurricane season.  Golden West Financial rebounded as investors   regained confidence in the ability of this thrift to manage rising interest rates.

                Weak holdings in the portfolio included Bed, Bath & Beyond, Valero Energy, TXU Corp., Dell, and Cendant.  Bed, Bath & Beyond fell after reducing earnings expectations and disappointing same store sales.  Valero Energy and TXU Corp., both centered in the Gulf Coast region, suffered from lost business from the severe hurricanes this season.  It remains to be seen if this setback is a short-term event or long-term problem.  Dell fell sharply after pre-announcing revenue growth below investor expectations, and Cendant continues to struggle with a slowdown in travel resulting from higher energy prices.

                During the quarter we sold Ivax Corp. and a portion of our holdings in Express Scripts.  Ivax was taken over by Teva Pharmaceuticals and we elected to liquidate the position rather than receive shares of Teva.  Express Scripts had appreciated substantially during the year and we took the opportunity to realize some profits.  We used the proceeds to purchase Broadcom and Schering Plough.  EMC, a maker of computer storage devices, is attractively valued based on our earnings and cash flow models.  Robert Half provides specialized staffing services, and is well positioned to benefit from economic growth and changing employee staffing requirements.

The Bond Fund

                The Bond Fund generated a return of 0.47%, net of all fees and expenses,  for the quarter ending December 31, 2005, slightly less that the Lehman Intermediate Treasury Index  and the  Lipper US Government mutual fund index (0.69% and 0.63%, respectively).  For the year ending December 31, 2005,  the Fund generated a return of 0.66%, less than the Lehman Intermediate Treasury Index (1.59%) and the Lipper US Government mutual fund index (2.51%).  Performance over the recent quarter reflects the relatively conservative position of the Funds investment portfolio of US Treasury securities.  The portfolio has an average yield to maturity of 4.30%, an average maturity of  approximately 5.65 years, and an average duration of 3.68 years.  The duration of a bond portfolio is a measure of risk, with a lower duration indicating a lower level of risk.  The Fund is managed to provide a low-risk alternative for conservative investors.

Digging Out Investment Opportunities

                Stocks face numerous battles as the new year begins.  Continuing interest rate hikes by the Fed, high energy and commodity prices, moderating economic growth, growing federal deficits and stretched consumer debt will make it difficult for the market to gain any sustainable momentum.  It wont be easy to invest in the stock market, but with a cool down in the real estate market, and moderate fixed income yields, investors have limited alternatives.  Despite the uncertainty, we remain fully invested while searching for investment opportunities where the return potential justifies the risk.

                                                                Sincerely,

                                                                Daniel A. Morris

MANOR INVESTMENT FUNDS, INC.
MANOR FUND
Schedule of Investments
December 31, 2005
(Unaudited)

Portfolio of Investments

Description	Shares	Market Value

COMMON STOCKS 94.5%

Consumer Discretionary 12.5%
Best Buy Co., Inc.	2,325	$ 101,091
Home Depot	2,390	96,747
KB Home	1,290	93,731
Reebok Int., Ltd.	2,090	121,701
		413,270
Consumer Staples 6.0%
Colgate Palmolive	1,870	102,570
Pepsico, Inc.	1,640	96,891
		199,461
Energy 11.2%
Devon Energy	1,190	74,423
Nabors*	1,310	99,232
Occidental Pet.	1,190	95,057
Weatherford Int. *	2,860	103,532
		372,244
Financial 15.2%
Allstate Insurance	1,830	98,948
Citigroup, Inc.	1,969	95,556
Fannie Mae	1,020	49,786
Freddie Mac	1,440	94,104
MBNA Corp.	3,070	83,350
Vornado Realty Tr.	1,010	84,305
		506,049
Health Care 13.4%
Endo Pharm. *	3,730	112,870
Johnson & Johnson	1,350	81,135
Manor Care, Inc.	2,590	103,004
Wellpoint, Inc. *	1,840	146,814
		443,823
Industrial 13.5%
Alcan (Canada)	1,940	79,443
Deere & Co.	980	66,748
General Electric	2,270	79,563
Norfolk Southern	2,410	108,040
Paccar, Inc.	630	43,615
Tyco, Inc.	2,440	70,418
		447,827

Information Technology 14.4%
Cisco Systems *	2,350	40,232
Citrix Systems *	2,570	73,836
Corning, Inc. *	4,700	92,402
Intel Corp.	2,980	74,381
Int. Bus. Machines	950	78,090
Jabil Circuit *	3,220	119,430
		478,371
Material 2.6%
Nucor Corp.	1,290	86,069
		86,069
Utility 3.1%
Exelon	1,940	103,092
		103,092

TOTAL COMMON STOCKS (Cost $2,287,238)		3,050,206

INDEX SECURITIES 2.6%
SPDR Trust	690	85,912

TOTAL INDEX SECURITIES
(Cost $59,756)		85,912

SHORT-TERM INVESTMENTS 5.3%
1st Amer. Gov. Fund	124,483	124,483
1st National M Mkt	51,174	51,174
TOTAL SHORT-TERM INVESTMENTS
(Cost $175,657)		175,657

TOTAL INVESTMENTS 99.8%
(Cost $ 2,522,651)		3,311,775

Other Assets less Liabilities Net less than 0.2%		5,382

NET ASSETS 100.0%		$ 3,317,157
*Non-income producing during the period.

MANOR INVESTMENT FUNDS, INC.
MANOR FUND
Fund and Performance Information
December 31, 2005
(Unaudited)

Fund Performance

Quarter and Annualized Total Return for Periods Ending December 31, 2005
	Manor Fund	S&P 500 Index	Lipper LC Core Funds
4th Quarter	4.20%	2.08%	5.32%
1-Year	10.64%	4.89%	5.72%
3-Year Annualized	18.22%	14.37%	12.62%
5-Year Annualized	1.98%	0.56%	-0.38%
Annualized since inception 12/31/93	5.92%	9.45%	6.24%

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the funds dividend income and capital gains, and a constant rate of performance each year.  The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  During periods of reinvestment by the manager, a funds total return will be greater than it would be had the reimbursement not occurred.  Previous performance does not guarantee future returns.

Top Holdings and Industry Sectors

Top Company Holdings		Top Industry Sectors
Company	% of Net Assets	Industry	% of Net Assets
Wellpoint	4.4%	Financial	15.2%
Reebok Int	3.7%	Information Tech.	14.4%
Jabil Circuit	3.6%	Industrial	13.5%
Endo Pharm.	3.4%	Health Care	13.4%
Norfolk Southern	3.3%	Consumer Disc.	12.5%

MANOR INVESTMENT FUNDS, INC.
GROWTH FUND
Schedule of Investments
December 31, 2005
(Unaudited)

Portfolio of Investments

Description	Shares	Market Value

COMMON STOCKS 93.2%

Consumer Discretionary 17.5%
Bed, Bath, Beyond *	2,080	$ 75,192
Coach Inc. *	4,280	142,695
Ebay, Inc. *	2,160	93,355
Fortune Brands	1,030	80,361
Gap, Inc.	4,680	82,555
Mohawk Ind. *	920	80,022
Staples	4,335	98,448
		652,628
Consumer Staples 4.5%
News Corp., Inc.	5,030	83,548
Walgreen Co.	1,900	84,094
		167,642
Energy 7.4%
Baker-Hughes	2,260	137,363
Valero Energy	2,700	139,320
		276,683
Financial 18.2%
Ace Limited	2,440	130,394
American Int. Grp.	1,160	79,147
Capital One	1,480	127,872
Etrade Financial *	6,860	143,099
Golden West Fin.	1,810	119,460
Hospitality Prop. Tr.	2,020	81,002
		680,974
Health Care 16.3%
Express Scripts *	1,490	124,862
Forest Labs *	1,320	53,698
Genentech Inc. *	1,270	117,475
Quest Diagnostics	1,900	97,812
Schering Plough	5,120	106,752
Unitedhealth Group	1,760	109,366
		609,965
Industrial 7.3%
Cendant Corp.	3,910	67,448
Fedex Corp.	820	84,780
Robert Half Int.	3,150	119,354
		271,582

Information Technology 19.5%
Broadcom Corp-A *	2,530	119,290
Dell, Inc. *	2,630	78,768
EMC Corp. *	7,770	105,827
Intel Corp.	3,200	79,872
Microsoft Corp.	3,260	85,249
Qualcomm	3,140	135,271
Technology SPDR	2,400	50,160
Xilinx, Inc.	2,930	73,865
		728,302
Utility 2.5%
TXU Corp	1,860	93,353
		93,353

TOTAL COMMON STOCKS (Cost $2,887,672)		3,481,129

INDEX SECURITIES 2.0%
S&P Barra Growth Index	1,240	73,507
TOTAL INDEX SECURITIES (Cost $65,266)		73,507

SHORT-TERM INVESTMENTS 4.7%
1st Amer. Gov. Fund	38,713	38,713
1st National M Mkt	137,150	137,150
TOTAL SHORT-TERM INVESTMENTS
(Cost $175,863)		175,863

TOTAL INVESTMENTS 99.9%
(Cost $ 3,128,801)		3,730,499

Other Assets less Liabilities Net less than 0.1%		2,243

NET ASSETS 100.0%		$ 3,732,742

*Non-income producing during the period.

MANOR INVESTMENT FUNDS, INC.
GROWTH FUND
Fund and Performance Information
December 31, 2005
(Unaudited)

Fund Performance

Quarter and Annualized Total Return for Periods Ending December 31, 2005
	Growth Fund	S&P 500 Index	Lipper LC Growth Funds
4th Quarter	3.30%	2.08%	2.31%
1-Year	9.21%	4.89%	7.58%
3-Year Annualized	16.74%	14.37%	13.63%
5-Year Annualized	3.39%	0.56%	-4.29%
Annualized since inception 6/30/93	1.85%	0.10%	-4.66%

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the funds dividend income and capital gains, and a constant rate of performance each year.  The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  During periods of reinvestment by the manager, a funds total return will be greater than it would be had the reimbursement not occurred.  Previous performance does not guarantee future returns.

Top Holdings and Industry Sectors

Top Company Holdings		Top Industry Sectors
Company	% of Net Assets	Industry	% of Net Assets
ETrade Financial	3.8%	Information Tech.	19.5%
Coach	3.8%	Financial	18.2%
Valero Energy	3.7%	Consumer Disc.	17.5%
Baker Hughes	3.7%	Health Care	16.3%
Qualcomm	3.6%	Energy	7.4%

MANOR INVESTMENT FUNDS, INC.
BOND FUND
Schedule of Investments
December 31, 2005
(Unaudited)

Portfolio of Investments

Description	Face Amount	Value

U.S. GOVERNMENT BONDS 97.1%

U.S. Treasury 2.250% Due 02-15-07	100,000	$ 97,594
U.S. Treasury 3.250% Due 08-15-07	200,000	196,313
U.S. Treasury 3.125% Due 10-15-08	100,000	193,438
U.S. Treasury 3.625% Due 07-15-09	250,000	243,828
U.S. Treasury 3.500% Due 12-15-09	200,000	193,750
U.S. Treasury 3.875% Due 07-15-10	400,000	392,000
U.S. Treasury 3.875% Due 02-15-13	200,000	193,687
U.S. Treasury 4.000% Due 02-15-14	200,000	194,562

TOTAL U.S. GOVERNMENT BONDS (Cost $1,738,839)		1,705,172

SHORT-TERM INVESTMENTS 1.7%
1st American Treasury Obligation Fund	3,887	3,887
1st National Money Market	26,087	26,087
TOTAL SHORT-TERM INVESTMENTS
(Cost $ 29,974)		29,974

TOTAL INVESTMENTS 98.7%
(Cost $ 1,768,813)		1,735,146

Other Assets less Liabilities Net 1.3%		22,097

NET ASSETS - 100.0%		$ 1,757,243

SECURITY VALUATION:

Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Fund's board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value, in accordance with the terms of a rule  adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

MANOR INVESTMENT FUNDS, INC.
BOND FUND
Fund and Performance Information
December 31, 2005
(Unaudited)

Fund Performance

Quarter and Annualized Total Return for Periods Ending December 31, 2005
	Bond Fund	Lipper US Govt Fund Index	Lehman Intermediate Govt Index
4th Quarter	0.47%	0.69%	0.63%
1-Year	0.66%	2.51%	1.59%
3-Year Annualized	0.46%	2.53%	2.21%
5-Year Annualized	2.62%	4.80%	4.73%
Annualized since inception 6/30/99	3.41%	5.52%	5.34%

Top Five Holdings

Security	% of Net Assets

US Treasury 3.875% due 7/15/10	22.3%
US Treasury 3.625% due 7/15/09	13.9%
US Treasury 3.250% due 8/15/07	11.2%
US Treasury 4.000% due 2/15/14	11.1%
US Treasury 3.500% due 12/15/09	11.0%

Manor Investment Funds, Inc.

Fund Office:
15 Chester County Commons
Malvern,  PA 19355

610-722-0900      800-787-3334

www.manorfunds.com

Item 2. Controls and Procedures

a) The registrant's principal executive and principal financial officer have concluded that the registrant's disclosure controls and procedures(as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, as of a date within 90 days of the filing dateof the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits

I, Daniel A. Morris, President of Manor Investment Funds, Inc., certify that:

1. I have reviewed this report on Form N-Q of Manor Investment Funds, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the schedule of investments included in this Report fairly present in all material respects the investments of Manor Investment Funds as of the end of the fiscal quarter for which the report is filed.

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) and internal control over financial reporting (as defined in rule 30a-3(d) under the Investment Company Act) for Manor Investment Funds, Inc., and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to Manor Investment Funds, is made known to me by others within this entity, particularly during the period in which this report is being prepared;

b) [Omit]

c) Evaluated the effectiveness of the Manor Investment Fund's disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

d) [Omit]

5. I have disclosed to Manor Investment Fund's auditors and the audit committee of Manor Investment Fund's board of directors:

a) All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect Manor Investment Fund's ability to record, process, summarize, and report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in Manor Investment Fund's internal control over financial reporting.

Manor Investment Funds, Inc.

/S/ Daniel A. Morris
________________________________
Daniel A. Morris, President

Mr. Morris acts as Manor Investment Fund's Principal Executive Officer and Principal Financial Officer

December 31, 2005